Exhibit 99.1

NEWS RELEASE

HNI Corporation and Steelcase Inc. Shareholders Approve Proposals in Connection with HNI’s Proposed Acquisition of Steelcase; Closing Date Anticipated to Be December 10, 2025

Final milestones achieved ahead of anticipated December 10, 2025 closing

MUSCATINE, Iowa & GRAND RAPIDS, Mich., December 5, 2025 – HNI Corporation (NYSE: HNI) (“HNI”) and Steelcase Inc. (NYSE: SCS) (“Steelcase”) today announced that, in connection with HNI’s proposed acquisition of Steelcase (the “Transaction”) contemplated by their agreement and plan of merger dated as of August 3, 2025 (the “Merger Agreement”), (1) the shareholders of HNI have voted in favor of the proposal to approve the issuance of shares of HNI common stock to holders of Steelcase common stock pursuant to the Merger Agreement (the “ HNI Proposal”) and (2) the shareholders of Steelcase have voted in favor of the proposal to adopt the Merger Agreement and approve the first merger contemplated thereby (the “Steelcase Merger Proposal”).

At the special meeting of HNI’s shareholders held earlier today, approximately 96.88% of the shares voted, representing approximately 84.52% of the total outstanding shares of HNI common stock as of the record date, October 14, 2025, were cast in favor of the HNI Proposal. HNI will provide a full report of the voting results from its special meeting of shareholders in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”).

At the special meeting of Steelcase’s shareholders held earlier today, approximately 99.60% of the shares voted on the Steelcase Merger Proposal, representing approximately 69.93% of the total outstanding shares of Steelcase common stock as of the record date, October 14, 2025, were cast in favor of the Steelcase Merger Proposal. Steelcase will provide a full report of the voting results from its special meeting of shareholders in a Current Report on Form 8-K filed with the SEC.

The Transaction is anticipated to close on December 10, 2025, subject to the satisfaction or waiver of customary closing conditions specified in the Merger Agreement.

About Steelcase Inc.

Steelcase Inc. (NYSE: SCS) is a global design and thought leader in the world of work. Steelcase’s purpose is to help the world work better. Along with more than 30 creative and technology partner brands, Steelcase researches, designs and manufactures furnishings and solutions for many of the places where work happens — including offices, homes and learning and health environments. Together with its 11,300 employees, Steelcase is working toward better futures for the wellbeing of people and the planet. Steelcase’s solutions come to life through its global community of expert Steelcase dealers in approximately 790 locations, store.steelcase.com and other retail partners. For more information, visit Steelcase.com.

About HNI Corporation

HNI Corporation (NYSE: HNI) has been improving where people live, work and gather for more than 75 years. HNI is a manufacturer of workplace furnishings and residential building products, operating under two segments. The Workplace Furnishings segment is a leading global designer and provider of commercial furnishings, going to market under multiple unique brands. The Residential Building Products segment is the nation’s leading manufacturer and marketer of hearth products, which include a full array of gas, electric, wood, and pellet-burning fireplaces, inserts, stoves, facings, and accessories. More information can be found on HNI’s website at www.hnicorp.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, which involve risks and uncertainties. Any statements about HNI’s, Steelcase’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project,” “target,” “trend” and similar words, phrases or expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

The following factors, among others, relating to the Transaction could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against HNI or Steelcase; the possibility that the Transaction does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which HNI and Steelcase operate; any failure to promptly and effectively integrate the businesses of HNI and Steelcase; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of HNI’s or Steelcase’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; the dilution caused by HNI’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time to the Transaction from ongoing business operations and opportunities.

Additional important factors relating to Steelcase that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, competitive and general economic conditions domestically and internationally; acts of terrorism, war, governmental action, natural disasters, pandemics and other Force Majeure events; cyberattacks; changes in the legal and regulatory environment; changes in raw material, commodity and other input costs; currency fluctuations; changes in customer demand; and the other risks and contingencies detailed in Steelcase’s most recent Annual Report on Form 10-K and its other filings with the SEC.

Additional important factors relating to HNI that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, HNI’s ultimate realization of the anticipated benefits of the acquisition of Steelcase; disruptions in the global supply chain; the effects of prolonged periods of inflation and rising interest rates; labor shortages; the levels of office furniture needs and housing starts; overall demand for HNI’s products; general economic and market conditions in the United States and internationally; industry and competitive conditions; the consolidation and concentration of HNI’s customers; HNI’s reliance on its network of independent dealers; change in trade policy, including with respect to tariff levels; changes in raw material, component, or commodity pricing; market acceptance and demand for HNI’s new products; changing legal, regulatory, environmental, and healthcare conditions; the risks associated with international operations; the potential impact of product defects; the various restrictions on HNI’s financing activities; an inability to protect HNI’s intellectual property; cybersecurity threats, including those posed by potential ransomware attacks; impacts of tax legislation; and force majeure events outside HNI’s control, including those that may result from the effects of climate change, a description of which risks and uncertainties and additional risks and uncertainties can be found in HNI’s most recent Annual Report on Form 10-K and its other filings with the SEC.

These factors are not necessarily all of the factors that could cause HNI’s, Steelcase’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm HNI’s, Steelcase’s or the combined company’s results.

All forward-looking statements attributable to HNI, Steelcase, or the combined company, or persons acting on HNI’s or Steelcase’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and HNI and Steelcase do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If HNI or Steelcase updates one or more forward-looking statements, no inference should be drawn that HNI or Steelcase will make additional updates with respect to those or other forward-looking statements. Further information regarding HNI, Steelcase and factors that could affect the forward-looking statements contained herein can be found in HNI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in Steelcase’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.